Exhibit 99.2

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2 Statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in other documents we file with the Securities and Exchange Commission (the “SEC”), in our annual reports to our stockholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. You can identify forward-looking statements by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “outlook,” “will,” “should,” and other expressions that predict or indicate future events and trends and which do not relate to historical matters. Although the Company believes that these forward-looking statements are based on reasonable estimates and assumptions, they are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and other factors. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company’s control. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, changes in general business and economic conditions on a national basis and in the local markets in which the Company operates, including changes which adversely affect borrowers’ ability to service and repay loans; changes in customer behavior due to political, business and economic conditions, including inflation and concerns about liquidity; turbulence in the capital and debt markets; reductions in net interest income resulting from interest rate volatility as well as changes in the balances and mix of loans and deposits; changes in interest rates and real estate values; changes in loan collectability and increases in defaults and charge-off rates; decreases in the value of securities and other assets, adequacy of credit loss reserves, or deposit levels necessitating increased borrowing to fund loans and investments; risks related to the Company’s acquisitions generally, including disruption to current plans and operations; difficulties in customer and employee retention; fees, expenses and charges related to these transactions being significantly higher than anticipated; unforeseen integration issues or impairment of other intangibles; and the Company’s inability to achieve expected revenues, cost savings, synergies, and other benefits at levels or within the timeframes originally anticipated; changing government regulation; competitive pressures from other financial institutions; changes in legislation or regulation and accounting principles, policies and guidelines; cybersecurity incidents, fraud, natural disasters, and future pandemics; the risk that the Company may not be successful in the implementation of its business strategy; the risk that intangibles recorded in the Company’s financial statements will become impaired; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company’s Form 10-K and updated by our Quarterly Report on Form 10-Q and other filings submitted to the SEC. These statements speak only as of the date of this release and the Company does not undertake any obligation to update or revise any of these forward-looking statements to reflect events or circumstances occurring after the date of this communication or to reflect the occurrence of unanticipated events.

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4 NASDAQCM: NBBK Headquartered: Needham, MA IPO: December 2023; Raised ~$410M in gross proceeds BankProv: Acquisition Closed November 15, 2025 Fourth largest public community bank headquartered in Massachusetts The “Builder’s Bank” with deep community relationships and extensive expertise Full-service bank with an array of commercial banking products for retail and business customers Founded in 1892 to help businesses and customers build their futures Total Assets $7.5B Total Gross Loans $6.4B Total Deposits $6.3B Total Equity $842M TCE/ TA 10.94%² Tier 1 Leverage Ratio 11.26%¹ Tier 1 Capital Ratio 11.95%¹ Total Capital Ratio 12.76%¹ Q2’26 Operating ROAA 1.21%² Q2’26 Operating ROATCE 10.39%² Q2’26 NIM 4.00% Q2’26 Operating Efficiency Ratio 57.66%² Balance Sheet Profitability Capital 1) Financials reflect regulatory holding company data; estimated prior to filing of call report 2) See Appendix for reconciliation of non-GAAP financial metrics

5 1) See Appendix for reconciliation of non-GAAP financial metrics • Asset Growth in $M +44.4% • Deposits in $M +45.9% • YTD Operating EPS1 +261.5% • Net Interest Margin +14.9% • Operating ROAA1 +40.3% • Share Price +111.3% $4,333 $6,320 IPO Q2'26 $5,158 $7,447 IPO Q2'26 3.48% 4.00% IPO Q2'26 0.86% 1.21% IPO Q2'26 $10.00 $21.13 IPO Q2'26 $0.26 $0.94 IPO Q2'26

6 1) Excludes banks with total assets greater than $10 billion; FDIC deposit data as of June 30, 2025 Source: S&P Capital IQ Pro Our branch network covers the metro-west area of Boston, southern New Hampshire and surrounding communities which are our primary deposit market areas. We consider our primary lending market area to be the Greater Boston metropolitan area and surrounding communities in Massachusetts, eastern Connecticut, southern New Hampshire and Rhode Island. Boston-Cambridge-Newton, MA-NH MSA Total Population: 5,065,382 ‘26-’31 Proj. Pop. Change: 2.14% Median HHI: $121,960 Proj. HHI Change: 12.10% Manchester-Nashua, NH MSA Total Population: 431,907 ‘26-’31 Proj. Pop. Change: 1.40% Median HHI: $113,649 Proj. HHI Change: 10.83% MA NH Springfield Manchester Concord Boston Lowell Plymouth NBBK (18) Keene Gardner Brockton Pittsfield Worcester Gloucester Dover Boston MSA Community Bank Deposit Market Share¹ Total Deps. 2024 2025 in Market Rank Rank Institution ($M) 2 1 Salem Five Bancorp 5,752 1 2 Cambridge Financial Group Inc. 5,410 3 3 NB Bancorp Inc. 5,246 4 4 Middlesex Bancorp MHC 4,755 6 5 Leader Bancorp Inc. 4,146 5 6 Charlesbridge MHC 4,019 7 7 IFS 1820 Bancorp MHC 3,261 9 8 Hometown Financial Group MHC 2,685 8 9 Northern Bancorp Inc. 2,669 11 10 River Run Bancorp MHC 2,294 All Other Market Participants 31,326 Market Total 71,564 Manchester MSA Community Bank Deposit Market Share¹ Total Deps. 2024 2025 in Market Rank Rank Institution ($M) 1 1 Primary Bank 575 2 2 NB Bancorp Inc. 307 3 3 Bar Harbor Bankshares 248 4 4 BNH Financial 248 5 5 Millyard Bank 229 6 6 Bank of New England 111 9 7 Bangor Bancorp MHC 73 7 8 New Hampshire Mutual Bancorp 65 8 9 Lowell Five Bancorp MHC 63 11 10 Camden National Corp. 54 All Other Market Participants 54 Market Total 2,028 1) Excludes banks with total assets greater than $10 billion; FDIC deposit data as of June 30, 2025 Source: S&P Capital IQ Pro

7 Over the two-year period ended June 30, 2025 (latest market data available), each Needham Bank branch experienced growth that matched or exceeded growth in its respective market. In aggregate, Needham Bank achieved growth at over 5 times the overall market growth during this period. Branch June 2023 - June 2025 NB Deposit Growth June 2023 - June 2025 Market Growth* NB Performance Needham Main Office 15% 9% 168% Ashland 47% 13% 373% Dedham 36% 25% 146% Dover 25% 26% 99% Medfield 23% 1% 2106% Medford Retail 140% 39% 361% Millis 51% 27% 187% Mission Hill** 111% 0% N/A Natick 53% 4% 1497% Wellesley** 23% -22% N/A Westwood 33% 23% 144% All NB Branches (Excludes BP) 30% 6% 504% *Market Grow th Source: S&P Capital IQ **Incalculable as market contracted or did not grow

8 Largest Employers Boston MSA 2026-2031 Projected HHI Δ Massachusetts 2025 GDP by Industry Boston MSA Median HHI ($) 1) Other industries include accommodation and food services, waste management and remediation services, educational services, management of companies, transportation and warehousing, utilities, arts and entertainment. Source: S&P Capital IQ Pro; U.S. Bureau of Economic Analysis; Massachusetts Department of Economic Research Real Estate & Finance 22.8% Professional 19.4% Healthcare & Education 12.1% Government 8.5% Retail Trade 4.4% Entertainment 4.2% Construction 3.8% Transportation & Warehousing 2.1% Other 22.7%

9 Joseph Campanelli Chairman, President & CEO William Darcey President & CEO – Provider Insurance Group Paul J. Ayoub Chair – Nutter McClennen & Fish LLP Susan Elliott Retired EVP – Federal Home Loan Bank of Boston Angela Jackson CEO – Future Forward Strategies Christopher Lynch President – Marshall Resources Joseph R. Nolan, Jr. Chairman, President & CEO – Eversource Francis Orfanello Lead Independent Director Operating Partner – One Rock Capital Partners Hope Pascucci President & Principal – Rose Grove Capital Management Raza Shaikh Managing Director – Launchpad Venture Group Mark Whalen Retired CEO – Needham Bank Joseph Campanelli Chairman, President & CEO Christine Roberts SEVP & Chief Operating Officer James White EVP & Chief Administrative Officer Paul Evangelista EVP & Director of Consumer Payments Kevin Henkin EVP & Chief Credit Officer Stephanie Maiona EVP, Director of Commercial Real Estate James Daley EVP, Director Commercial and Industrial Executive Management Board of Directors JP Lapointe SEVP & Chief Financial Officer Kenneth Montgomery Retired FVP, COO – Federal Reserve Bank of Boston Matt Richardson EVP, Treasury & Cash Management Services Joseph Reilly Former President & CEO – Provident Bancorp, Inc. & BankProv

10 Experienced management team and talent base to grow market share, invest for the future and serve the community Focused on driving franchise value via relationship-based banking and active community involvement History of consistent earnings through various market cycles Excellent credit profile reflective of a diligent and conservative risk management culture Prudent stewards of capital – committed to responsible lending, driving organic growth and investing in the future Strong and stable deposit base with 130+ year history of banking in the communities served Attractive markets of operation to continue generating core loans and deposits

11 • GAAP Net income of $21.1 million, or $0.53 per diluted share for the quarter. • Operating Net Income1 (Non-GAAP) of $21.9 million, or $0.55 per diluted share for the quarter. • Gross loans increased $213.0 million, or 3.4%, to $6.42 billion, from $6.21 billion in the prior quarter; driven by growth in commercial real estate loans of $196.7 million, residential real estate loans, which increased $45.2 million, or 3.4%, and multi-family residential loans, which increased $29.6 million, or 5.5%, partially offset by mortgage warehouse loans, which decreased $59.5 million, or 21.5%. • Net interest margin expanded 7 basis points to 4.00%, while net interest income increased 6.60% during the quarter; primarily the result of increased average loan balances and increased weighted average loan rates. Net intertest margin, excluding purchase accounting adjustments, expanded by 5 basis points to 3.87% during the current quarter from 3.82% in the prior quarter. • Asset quality remains strong: • Annualized Q2 2026 net charge-offs of 0.07% of average total loans and non-performing loans of $27.7 million, or 0.43% of total loans. • Significant reduction in net charge-offs and non-performing loans was a result of BankProv acquired loans being charged off in the prior quarter and settling with no additional losses during the current quarter. • Provision for credit losses was $3.2 million, down from a $6.3 million provision for credit losses in the prior quarter, primarily from an $822 thousand recovery on a commercial and industrial loan, improved qualitative factors on commercial real estate and multi-family loans and no downgrades in qualitative factors, which existed in the prior quarter. 1) See Appendix for reconciliation of non-GAAP financial metrics

12 • Allowance for Credit Losses (“ACL”) increased by $1.9 million, or 2.4%, during the quarter, primarily driven by loan growth. • Resulting in a consistent coverage ratio of 1.28% of total loans, compared to 1.29% in the prior quarter. • Total core deposits increased $73.1 million, or 1.3%, from the prior quarter, to $5.60 billion, primarily driven by growth in noninterest-bearing demand deposits of $80.8 million, or 9.3%, NOW accounts of $61.8 million, or 8.9%, partially offset by a decrease in money market accounts of $76.4 million, or 4.4%. • The loans to deposit ratio remained consistent at 102% during the quarter, as loan growth was primarily funded with deposits. • Borrowings and brokered deposits totaled 12.1% of total assets, which is a 1.59% increase from the prior quarter. • Strong capital position with 11.3% shareholders equity to total assets and 10.9% tangible shareholders' equity to tangible assets¹. • Book value and tangible book value per share were $19.22 and $18.51¹, respectively. • One-time transactions recorded during the quarter included: • Non-recurring fees for business line expansion of $649 thousand ($499 thousand net of tax); and • Trailing BankProv acquisition costs of $296 thousand ($227 thousand net of tax) related to the completed BankProv acquisition that closed on November 15, 2025; • Tax expense and modified endowment contract penalty of $27 thousand related to the surrender of bank-owned life insurance policies acquired from BankProv. 1) See Appendix for reconciliation of non-GAAP financial metrics

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14 Total Deposits ($M) Tangible Common Equity ($M) Total Assets ($M) Total Gross Loans ($M) $2,923 $3,592 $4,533 $5,158 $7,001 $7,226 $7,447 2021 2022 2023 2024 2025 Q1'26 Q2'26 $2,105 $3,015 $3,889 $4,333 $5,986 $6,210 $6,423 2021 2022 2023 2024 2025 Q1'26 Q2'26 $2,565 $2,887 $3,387 $4,178 $5,854 $6,097 $6,320 2021 2022 2023 2024 2025 Q1'26 Q2'26 $326 $343 $757 $765 $826 $811 $811 2021 2022 2023 2024 2025 Q1'26 Q2'26

15 Operating Return on Avg. Tangible Common Equity (%)1, 2 Operating Net Income ($M)1, 2 Operating Return on Average Assets (%)¹ Operating Return on Average Equity (%)¹ 1) See Appendix for reconciliation of non-GAAP financial metrics 2) Q1 and Q2 ’26 operating net income reflects annualized totals 0.77% 0.96% 0.86% 0.95% 1.21% 0.92% 1.21% 2021 2022 2023 2024 2025 Q1'26 Q2'26 6.81% 9.06% 9.40% 6.09% 8.73% 7.43% 10.39% 2021 2022 2023 2024 2025 Q1'26 Q2'26 6.81% 9.08% 9.43% 6.10% 8.93% 7.72% 10.79% 2021 2022 2023 2024 2025 Q1'26 Q2'26 $21.6 $30.1 $34.3 $45.5 $66.2 $64.0 $87.7 2021 2022 2023 2024 2025 Q1'26 Q2'26

16 Operating Noninterest Income / Average Assets (%)¹ Operating Noninterest Expense / Average Assets (%)¹ Net Interest Margin (%) Operating Efficiency Ratio (%)¹ 1) See Appendix for reconciliation of non-GAAP financial metrics 2.81% 3.49% 3.41% 3.53% 3.79% 3.93% 4.00% 2021 2022 2023 2024 2025 Q1'26 Q2'26 65.8% 62.3% 60.0% 58.2% 56.2% 60.1% 57.7% 2021 2022 2023 2024 2025 Q1'26 Q2'26 0.27% 0.26% 0.31% 0.28% 0.30% 0.26% 0.31% 2021 2022 2023 2024 2025 Q1'26 Q2'26 2.00% 2.28% 2.29% 2.12% 2.20% 2.42% 2.39% 2021 2022 2023 2024 2025 Q1'26 Q2'26

17 11.28%¹ 17.41%² 13.59%² 13.00%² 12.76%² 2021 2022 2023 2024 2025 Q1'26 Q2'26 10.54%¹ 16.51%² 12.83%² 12.19%² 11.95%² 2021 2022 2023 2024 2025 Q1'26 Q2'26 Tier 1 Capital Ratio (%) Total Capital Ratio (%) Tangible Common Equity / Tangible Assets (%) Leverage Ratio (%) 1) Financials reflect indicative bank level call report data 2) Financials reflect indicative regulatory holding company data Note: “NR” stands for “Not Reported” denoting the Bank’s election into the Community Bank Leverage Ratio framework; See Appendix for reconciliation of non-GAAP financial metrics NR NR NR NR 11.16%² 9.54%² 16.70%² 14.82%² 11.85%² 11.27%² 10.94%² 2021 2022 2023 2024 2025 Q1'26 Q2'26 11.23%¹ 10.49%¹ 17.71%² 15.29%² 13.28%² 11.68%² 11.26%² 2021 2022 2023 2024 2025 Q1'26 Q2'26

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19 Note: Loan composition reflects regulatory holding company data Q2’26 Yield on Loans: 6.70% $6.43B Q2’26 Total

20 Loan balances above are not shown net of deferred fees Variable Rate (%) Fixed Rate (%) Wtd. Avg. Maturity (Yrs) Wtd. Avg. Rate Loan Type Balance Commercial $2,121,527 6.22% 9.6 18.7% 81.3% Real Estate 1-4 Family (incl. $1,386,290 5.30% 25.8 42.5% 57.5% HELOCs) C&I $1,147,727 6.87% 7.1 27.1% 72.9% Construction $765,659 7.57% 5.5 20.6% 79.4% Multi-family $567,722 5.83% 14.7 3.4% 96.6% $217,657 6.40% 0.1 0.0% 100.0% Mortgage Warehouse Consumer $226,783 8.76% 10.6 98.8% 1.2% Total Loans $6,433,365 6.27% 12.8 26.9% 73.1%

21 • Our $217.7 million mortgage warehouse lending portfolio, acquired from BankProv, consists of facility lines to non-bank mortgage origination companies (“originators”). o It is a national platform with relationships across the United States that offers Master Repurchase Agreement facilities (“Facilities”) to independent originators, which allow them to fund the closing of residential mortgage loans. o Each Facility advance is fully collateralized, typically by a security interest in one- to four-family residential mortgage loans and is further enhanced by deposit balances. o The primary source of repayment of the facilities is the sale of the underlying mortgage loans to outside investors, which typically occurs within 15 days, except for construction-to-permanent loans, which generally take longer to sell due to the nature of the loan. These investors can include Federal National Mortgage Association/Federal Home Loan Mortgage Corporation and Government National Mortgage Association, as well as other large financial institutions. • The credit risk associated with this type of lending is the risk that the originators are unable to sell the loans, which is very low. The entire portfolio is current as of June 30, 2026. • We approve facilities to originators by conducting a thorough due diligence review of the originator and its ownership to assess their financial liquidity and regulatory risk profiles. We use a proprietary, risk-based scoring model to underwrite the companies, which correlates to our internal loan risk rating system and continually monitor originators’ performance through both internal and external financial management and quality reviews.

22 • Our C&I portfolio as of June 30, 2026, includes a $129.6 million EV portfolio, acquired from BankProv. The EV portfolio consists of loans and lines to entities collateralized by the cash flows and underlying enterprise value of the borrowing entity. • This portfolio has loans across the country and is geographically disperse. • The balance of this portfolio as of the date of the BankProv acquisition was $207.0 million. The portfolio has paid down $77.4 million in the short time since acquisition through June 30, 2026. As of July 20, 2026, this portfolio has paid down further to $107.9 million. • The purchased-credit deteriorated EV loans charged off since acquisition amounted to $12.4 million and the Bank had $13.2 million in specific reserves against the charged-off loans. • The credit risk associated with this type of lending is the risk that the cash flows of the entity significantly decrease and do not provide for the ability to repay the remaining balance of the loan. • Management monitors this portfolio very closely and has been in close contact with predominantly all of the borrowing entities since acquisition. • Of the $42.3 million of purchase-credit deteriorated fair value credit marks recorded at acquisition, $31.2 million related to the EV portfolio with $17.7 million remaining.

23 EV By Type $129.6M Q2’26 Total EV Balance Trend

24 Construction & Development / Total Indicative Risk-Based Capital (%)¹ Commercial Real Estate / Total Indicative Risk-Based Capital (%)¹ 1) Financials reflect regulatory holding company data 280% 277% 342% 187% 202% 305% 322% 327% 2020 2021 2022 2023 2024 2025 Q1'26 Q2'26 125% 129% 144% 79% 72% 89% 97% 94% 2020 2021 2022 2023 2024 2025 Q1'26 Q2'26

25 Owner-Occupied CRE By Collateral Type Non-Owner-Occupied CRE By Collateral Type $806M Q2’26 Total $1.88B Q2’26 Total

26 1) Includes commercial real estate and construction office loans ¹ • Our $373.3 million office portfolio consists principally of suburban Class A and B office space used as medical and traditional offices. The portfolio does not consist of high-rise towers located in Boston. $373M Q2’26 Total Office Portfolio as of 6/30/2026 Weighted Average DSCR Weighted Average LTV Weighted Average Maturity (Yrs) Weighted Average Rate 5.96% 7.81 51.3% 1.75X

27 C&I By Type C&I By Geography $1.15B Q2’26 Total $1.15B Q2’26 Total

28 Construction By Type Construction By Geography $766M Q2’26 Total $766M Q2’26 Total

29 Amounts above exclude purchased premiums or discounts Loan Type Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Purchased: Solar $ 47,006 $ 45,678 $ 44,410 $ 43,080 $ 41,150 Loans Held for Sale - Boat Loans - - 63,447 63,971 59,927 Boat Loans 45,010 42,487 238 - - Home Improvement 40,042 37,753 35,832 34,084 32,426 Student Loans 6,139 5,768 5,455 5,029 4,702 Total Purchased Balance (incl. LHFS) $ 138,197 $ 131,686 $ 149,382 $ 146,164 $ 138,205 Originated: Auto Loans $ 55,589 $ 68,307 $ 75,560 $ 82,167 $ 88,735 Boat Loans 52,535 57,570 35,967 41,228 51,653 Other 7,385 5,696 6,035 5,773 6,537 Total Originated Balance $ 115,509 $ 131,573 $ 117,562 $ 129,168 $ 146,925 Net Charge Offs - Purchased (3ME) $709 $458 $1,130 $385 $1,965 Net Charge Offs - Originated (3ME) $207 $144 $8 $636 $20

30 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Balance (thousands) Period Overview of Purchased Consumer Loans Net Charge Offs - Purchased (3ME) Net Charge Offs - Originated (3ME) Total Purchased Balance (incl. LHFS) Total Originated Balance

31 • As of June 30, 2026, we had outstanding loan balances of $542.5 million to cannabis businesses: • $374.2 million was direct to cannabis entities; • $168.2 million was indirect to cannabis entities; • Weighted average LTV and DSCR was 44.0.% and 3.11, respectively; and, • 74.03% of the total outstanding loans were collateralized by real estate, including 100% of the direct cannabis loans • As of June 30, 2026, the Company had $522.1 million in cannabis deposits • $391.8 million in cannabis-direct and $130.3 million in cannabis-indirect Cannabis Business Loans ($M) Cannabis Business Deposits ($M) 60.7% 61.8% 56.5% 68.8% 69.0% 39.3% 38.2% 43.5% 31.2% 31.0% 06/2025 09/2025 12/2025 03/2026 06/2026 Cannabis Direct Cannabis Indirect $413.8M $408.9M $466.8M $455.6M $522.1M 06/2025 09/2025 12/2025 03/2026 06/2026

32 $6.0 $13.0 $10.8 $13.9 $7.5 $15.3 $13.2 $35.9 $30.3 14.5 $4.5 $8.3 2021 2022 2023 2024 2025 Q1'26 Q2'26 NBBK Nonaccruals ($M) BankProv Nonaccruals ($M) TDRs ($M) OREO ($M) Reserves / Loans (%) & Reserves / NPLs (%) NPA Trends 1) Financials reflect bank level call report data 2) Financials reflect regulatory holding company data 0.36%¹ 0.56%¹ 0.24%¹ 0.27%² NPAs / Assets 0.62%² 0.63%² 0.37%² 0.87% 0.83% 0.83% 0.89% 1.46% 1.29% 1.28% 175% 117% 298% 280% 201% 176% 297% 0.0% 100.0% 200.0% 300.0% 400.0% 0.50% 1.00% 1.50% 2.00% 2021 2022 2023 2024 2025 Q1'26 Q2'26 Reserves / Loans Reserves / NPLs

33 1) Reflects annualized metrics Note: Values may not sum due to rounding NCOs / Average Loans (%)¹ • Our loan portfolio consists primarily of commercial real estate and multifamily loans, one-to four-family residential real estate loans, construction and land development loans, commercial and industrial loans, mortgage warehouse loans and consumer loans. These loans are primarily made to individuals and businesses located in our primary lending market area, which is the Greater Boston metropolitan area and surrounding communities in Massachusetts, Eastern Connecticut, Southern New Hampshire and Rhode Island. • For the quarter ended June 30, 2026, the Company’s NCOs / Average Loans were primarily composed of charge offs on purchased consumer loans. 0.16 0.00 0.10 0.22 0.18 0.91 0.07 (0.10%) 0.20% 0.50% 0.80% 2021 2022 2023 2024 2025 Q1'26 Q2'26

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35 Note: Deposit composition reflects regulatory holding company data Q2’26 Cost of Deposits: 2.68% $6.32B Q2’26 Total

36 Note: Deposit composition reflects regulatory holding company data Cost of Deposits 1.03% 0.43% 0.48% 2.34% 3.28% 2.96% 2.73% 2.68% 0.00% 2.00% 4.00% 6.00% 2020 2021 2022 2023 2024 2025 Q1'26 Q2'26 Balance WAR Balance WAR Balance ($) Balance (%) WAR Noninterest-bearing demand deposits $952,306 0.00% $871,343 0.00% $80,963 9.29% 0.00% Savings accounts 212,936 0.65% 211,295 0.56% 1,641 0.78% 0.09% NOW accounts 754,574 0.19% 692,821 0.17% 61,753 8.91% 0.02% Money market accounts 1,666,729 3.04% 1,743,163 2.98% (76,434) -4.38% 0.06% Customer CDs 2,014,693 3.87% 2,008,314 3.97% 6,379 0.32% -0.10% Brokered CDs 718,852 3.97% 570,052 3.85% 148,800 26.10% 0.12% $6,320,090 2.55% $6,096,988 2.53% $223,102 3.66% 0.02% 6/30/2026 3/31/2026 Change ($ in Thousands)

37 Note: Deposit composition reflects regulatory holding company data Time Deposit Maturities ($M) Brokered Deposit Maturities ($M) 3.92% 3.85% 3.88% 3.87% 3.68% $0 $200 $400 $600 $800 09/2026 12/2026 03/2027 06/2027 09/2027 3.98% 0.00% 0.00% 0.00% 0.00% $0 $200 $400 $600 $800 $1,000 09/2026 12/2026 03/2027 06/2027 09/2027

38 $272.6M Q2’ 26 Total Q2’ 26 Yield on Securities: 3.96%

39 At June 30, 2026 Change in Interest Rates Net Interest Income Year 1 Change (bps) Year 1 Forecast ($000) From Level +300 $290,250 5.6% +200 $286,254 4.1% +100 $281,644 2.5% -- $274,904 -- (100) $270,584 (1.6%) (200) $267,636 (2.6%) (300) $266,213 (3.2%)

40 As of June 30, 2026, the Company had: • $181.2 million of outstanding advances from the Federal Home Loan Bank of Boston (“FHLBB”) • $718.9 million of brokered deposits • $762.0 million of unused borrowing capacity with the FHLBB • $1.1 billion available with the Federal Reserve Bank’s Borrower-in-Custody Program. • $1.1 billion of additional capacity for brokered deposits, pursuant to internal liquidity policy stating that brokered deposits can be up to 25.0% of total assets 77.1% unused capacity FHLB Advances 4.6% Brokered Deposits 18.3% FHLB Unused Borrowing Capacity 19.4% FED Available Borrowing Capacity 28.6% Capacity for Additional Brokered Deposits 29.1% % of Total Liquidity

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42 In addition to results presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), this press release contains certain non-GAAP financial measures, including pre-provision net revenue, operating net income, operating pre-tax income, net interest margin, excluding purchase accounting adjustments, operating noninterest expense, operating noninterest income, operating effective tax rate, operating earnings per share, basic, operating earnings per share, diluted, operating return on average assets, operating return on average shareholders’ equity, operating efficiency ratio, tangible shareholders’ equity, tangible assets and tangible book value per share. The Company’s management believes that the supplemental non-GAAP information is utilized by regulators and market analysts to evaluate a Company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. 1) These amounts are reflected in income tax expense and reflect amounts related to current year compensation and a write-down for future LTIP vesting amounts that are not expected to be tax deductible on a tax return. These amounts are not included in the calculation of the tax benefit associated with non-GAAP adjustments.

43 In addition to results presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), this press release contains certain non-GAAP financial measures, including pre-provision net revenue, operating net income, operating pre-tax income, net interest margin, excluding purchase accounting adjustments, operating noninterest expense, operating noninterest income, operating effective tax rate, operating earnings per share, basic, operating earnings per share, diluted, operating return on average assets, operating return on average shareholders’ equity, operating efficiency ratio, tangible shareholders’ equity, tangible assets and tangible book value per share. The Company’s management believes that the supplemental non-GAAP information is utilized by regulators and market analysts to evaluate a Company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.

44 In addition to results presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), this press release contains certain non-GAAP financial measures, including pre-provision net revenue, operating net income, operating pre-tax income, net interest margin, excluding purchase accounting adjustments, operating noninterest expense, operating noninterest income, operating effective tax rate, operating earnings per share, basic, operating earnings per share, diluted, operating return on average assets, operating return on average shareholders’ equity, operating efficiency ratio, tangible shareholders’ equity, tangible assets and tangible book value per share. The Company’s management believes that the supplemental non-GAAP information is utilized by regulators and market analysts to evaluate a Company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.

45 In addition to results presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), this press release contains certain non-GAAP financial measures, including pre-provision net revenue, operating net income, operating pre-tax income, net interest margin, excluding purchase accounting adjustments, operating noninterest expense, operating noninterest income, operating effective tax rate, operating earnings per share, basic, operating earnings per share, diluted, operating return on average assets, operating return on average shareholders’ equity, operating efficiency ratio, tangible shareholders’ equity, tangible assets and tangible book value per share. The Company’s management believes that the supplemental non-GAAP information is utilized by regulators and market analysts to evaluate a Company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.

46 Joseph Campanelli Chairman, President & CEO Christine Roberts SEVP & Chief Operating Officer JP Lapointe SEVP & Chief Financial Officer Mr. Campanelli has served as President and Chief Executive Officer of Needham Bank since joining the Bank in January 2017 and was elected Chairman in 2022. Mr. Campanelli has over 40 years of banking experience in a variety of senior and executive positions, including having served as the President and Chief Executive Officer of Sovereign Bancorp, Inc. and its subsidiary Sovereign Bank as well as Chairman, President and Chief Executive Officer of Flagstar Bancorp, Inc. and its subsidiary Flagstar Bank. Additionally, Mr. Campanelli has a long history of community involvement, currently serving on the board of the Massachusetts Business Roundtable, Boys and Girls Club of Boston and The One Hundred Club of Boston. Ms. Roberts is Senior Executive Vice President and Chief Operating Officer of Needham Bank, a position she has held since January 2025 when she joined Needham Bank. Prior to this, Ms. Roberts was Executive Vice President of Citizens Pay at Citizens Bank since April 2022. Ms. Roberts had been employed at Citizens Bank since August 2012, where she held positions of increasing responsibility across the institution. Mr. Lapointe is Senior Executive Vice President and Chief Financial Officer, a position he has held since February 2024. Prior to this, Mr. Lapointe was the Chief Financial Officer of Northeast Bank from November 2017 until February 2024. Prior to joining Northeast Bank, Mr. Lapointe served as a Senior Audit Manager at Wolf & Company, P.C. in its external and internal audit practices, with a focus on the financial services sector from 2004 to 2017. Mr. Lapointe is a certified public accountant registered in the Commonwealth of Massachusetts. Kevin Henkin EVP & Chief Credit Officer Mr. Henkin is Executive Vice President and Chief Credit Officer of Needham Bank, a position he has held since April 2018. In this role, Mr. Henkin has primary responsibility for managing all aspects of the credit risk management framework over the Bank’s lending operations. Mr. Henkin has over 30 years of banking experience, having served at other financial institutions as well as running a bank consulting firm for three years at which Mr. Henkin conducted external loan reviews, stress testing and due diligence for financial institutions.

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